Emerging Markets Growth Fund, Inc.SM Prospectus Supplement May 1, 2022 (for prospectus dated September 1, 2021 as supplemented to date)

The “Annual fund operating expenses” table and the information under the heading “Example” in the “Fees and expenses of the fund” section of the prospectus are amended to read as follows. Except as indicated below, footnotes in the prospectus remain unchanged.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	M	F-3	R-6
Management fees*	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses	0.11	0.14	0.14
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual fund operating expenses	0.74	0.77	0.77
*	Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	M	F-3	R-6
1 year	$76	$79	$79
3 years	237	246	246
5 years	411	428	428
10 years	918	954	954

Keep this supplement with your prospectus.

Lit. No. MFGEBS-518 -0522O CGD/10039-S88341

Emerging Markets Growth Fund, Inc.SM Statement of Additional Information Supplement May 1, 2022 (for statement of additional information dated September 1, 2021)

1. The third paragraph under the heading “Investment Advisory and Service Agreement” in the “Management of the fund” section of the statement of additional information is removed.

2. The table under the heading “Investment Advisory and Service Agreement” in the “Management of the fund” section of the statement of additional information is amended to read as follows:

Rate	Net asset level
	In excess of	Up to
0.618%	$0	$15,000,000,000
0.540	15,000,000,000	20,000,000,000
0.520	20,000,000,000

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-518-0522O CGD/10149-S88307